united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-490-4300

Date of fiscal year end: 4/30

Date of reporting period: 4/30/23

Item 1. Reports to Stockholders.

Princeton Adaptive Premium Fund

Class A Shares: PAPAX

Class I Shares: PAPIX

Annual Report

April 30, 2023

www.PrincetonAdaptivePremiumFund.com

1-888-868-9501

Distributed by Northern Lights Distributors, LLC

Member FINRA/SIPC

April 30, 2023

Dear Investor,

Each year at this time, Princeton Adaptive Premium Fund (“The Fund”) provides this letter to investors. The purpose of this letter is to provide a review of the fiscal year ended April 30, 2023 (the “Investment Period”), provide an update on the Fund’s operations and comment on the Fund’s Manager’s (“Manager”) outlook. The Fund is an open-end mutual fund with approximately $1.21 million in assets under management as of April 30, 2023. The Fund seeks capital appreciation and income by attempting to collect premium each week through the sale of put options on the S&P 500 (SPX) that have approximately a six-to-eight days or less time frame to expiration. The Fund employs a rules-based system that is replicated weekly. Trades are typically placed at multiple times throughout the week. The options-based strategy seeks to generate a weekly profit and was profitable over the course of the Investment Period. Tactical portfolio management overlays are used to help mitigate volatility. By maintaining a weekly investment horizon and relying on over 65 years of history on market movement we believe it is possible to realize positive returns through option transactions while maintaining acceptable risk limits. Risk metrics are utilized when trades are placed initially and to close existing trades to minimize potential losses.

Figure 1

The Fund’s Investment Results

As of April 30, 2023	Q4 2022	Q1 2023	April 2023	Since Inception*
PAPIX Class I (NAV)*	1.12%	1.21%	0.30%	2.65%
PAPAX Class A (NAV)*	1.22%	1.00%	0.20%	2.44%
PAPAX Class A (Max Load)*	-4.60%	-4.80%	-5.53%	-3.45%
S&P 500 Total Return Index	7.56%	7.50%	1.56%	14.04%
Bloomberg US Aggregate Bond Index	1.87%	2.96%	0.61%	4.48%

*   Inception date for the I and A share classes is 9/23/2022.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. For performance information current to the most recent month-end, please call toll-free (888) 868-9501.

The Fund’s total annual operating expenses are 2.48% and 2.23% for the Class A and I shares, respectively. The Fund’s investment advisor has contractually agreed to waive management fees and to make payments to limit Fund expenses until at least January 31, 2024. After this fee waiver, the expense ratios are 2.00% and 1.75% for the Class A and I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years. The maximum sales load for the Class A shares is 5.75%. A fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions.

www.PrincetonAdaptivePremiumFund.com	1.888.868.9501

Investment Results & Commentary

During the Investment Period the Fund’s Class I Shares appreciated 2.65% and the Class A Shares appreciated 2.44%.

Q4 2022

The Fourth Quarter of 2022 finally saw some relief for US equity markets. Coming out of a -9.21% September 2022, the S&P 500 oscillated between gains and losses to begin October before breaking decidedly higher to finish October +8.10%. November started out on a sourer note, with the S&P 500 -3.13% through the 9th of the month. However, a seminal moment for the year occurred the next day when CPI was released and was (only!) +7.7% on a year-over-year basis. That release kicked off a cathartic one-day rally of over +5% for the S&P 500. Ultimately, the S&P 500 ended November 2022 +5.59%. December proved to be a different story as it became clear that the Fed still had a long way to go in the inflation fight. The S&P 500 declined -5.76% during December which we believe would have been a terrible month during most years but was only the fourth-worst month in 2022.

U.S. equity volatility steadily declined throughout most of the Fourth Quarter of 2022. Implied volatility (as measured by the CBOE VIX Index) topped out for the quarter on the 11th of October at 33.63. It then steadily declined to 19.06 on December 2nd before picking back up to end the year at 21.67. Overall, the VIX averaged 25.10 during the quarter and 25.60 for all of 2022. This was significantly higher than the average of 19.67 seen in 2021.

Tightening actions by the Federal Reserve continued to weigh heavily on fixed income during the quarter. The Bloomberg US Aggregate Bond Index (“Agg”) lost -1.30% in October 2022. The Agg did manage to have its third monthly gain in November of +3.68% when it became apparent that the current Fed tightening cycle would eventually end. December saw yet another monthly loss for the Agg of -0.45%.

The Princeton Adaptive Premium Fund returned +1.12% in the Fourth Quarter of 2022. The Fund posted positive performance in each of the three months during the quarter. Both the option trades and the Fund’s investments in fixed income instruments, primarily 90-Day Treasury Bills, contributed positively to performance.

Q1 & April 2023

US equity markets started out 2023 with their foot on the gas. In January a potent cocktail of declining inflation, warmer weather, “better than expected” earnings, a lapping of less than stellar Omicron Variant-inspired economic data from Q1 2022, and the reinvestment from one of the largest tax-loss-harvesting events in recent memory sent the S&P 500 +6.28% during the first month of 2023. The S&P 500 tacked on another +2.53% during the first two trading days of February, but that proved to be the peak for the index during the quarter. From there, the S&P 500 reversed course amid even higher interest rates and the rumblings of issues at certain banks.

These bank issues became real for markets in the first week of March, with Silvergate Bank stating it would go under voluntary liquidation on 03/08/2023. Two days later, Silicon Valley Bank entered FDIC receivership on the first Friday in March (03/10/2023). Just over a week later, Signature Bank was sold to New York Community Bank on 03/19/2023, the same day UBS entered into an agreement to buy Credit Suisse.

www.PrincetonAdaptivePremiumFund.com	1.888.868.9501

With two of the four biggest US bank failures in history (and potentially more on the way) one would be forgiven for thinking that would have weighed on US equity markets. However, the S&P 500 ultimately finished March up +3.67% to cap a +7.50% First Quarter of 2023. April saw the S&P 500 trade choppy to finish the month up +1.56%, relatively modest for the strong start to 2023 US equities have enjoyed.

U.S. equity volatility spent most of the quarter around historical averages. Implied volatility (as measured by the CBOE VIX Index) averaged 20.03 from the start of 2023 through April 30, in-line with the long-term average. There was a spike in March, with the VIX Index rising 43% from the mid 18s to over 26 in six trading days at the beginning of March, but it quickly subsided to finish the quarter at 18.70.

Fixed income markets were lively during the First Quarter of 2023. The Bloomberg US Aggregate Index gained +3.08% in January before hawkish US Federal Reserve rhetoric sent the Agg down -2.59% in February. Something interesting then happened in March. As the banking crisis kicked off, a flight-to-quality trade kicked off with the Agg rising +2.54%. This meant the Agg finished Q1 2023 +2.96%. This performance came in the face of extreme volatility, with the ICE BofA MOVE Index (a barometer for implied volatility in fixed income markets) reaching 198, the highest level for the index since 2008.

The Princeton Adaptive Premium Fund returned +1.51% during the first four months of 2023. The Fund posted positive performance in each of the four months.

In March 2023 one of the technical indicators utilized in the Fund’s investment strategy signaled an increase stress in the market. What the indicator was picking up in hindsight was the beginnings of the banking crisis. This signal prompted the Fund’s Portfolio Management Team to write conservative trades at the right time. The 46% spike in VIX in six trading days mentioned previously would typically be a symptom of an environment where the Fund would have to take “educated losses”, but due to the conservative approach the Fund was able to both avoid losses and take advantage of the panic, with March being the best month for the Fund during the Investment Period at +0.60%.

One key part of the Fund is its investment in fixed income. The Fund maintains approximately 100% of its assets in short-term Treasuries and/or money market funds and has done so since inception. These assets are used as collateral to place the weekly option trades. While the Fund is currently enjoying the higher interest rate environment, this is not the main driver of Fund returns. However, it is currently additive to overall performance and that should remain the case as long as rates stay high.

Other Investment Notes:

The Fund made distributions on two different days during the Investment Period. The first distribution had an ex-date of 12/08/2022 and was made based on capital gains and income that the Fund had accumulated since inception in accordance with the Fund’s tax status as a pass-through entity. The second distribution had an ex-date of 03/30/2023. This distribution was $0.0505/share for the Fund’s Class A and I shares and was made in accordance with the distribution policy in the prospectus. At the time of the March distribution a portion of the amount paid may have resulted in return of capital, however by the end of the Investment Period the Fund did not have any distributions classified as return of capital.

www.PrincetonAdaptivePremiumFund.com	1.888.868.9501

Outlook

Looking ahead, we are excited about the opportunity set for the Fund. The US Federal Reserve is still fighting inflation with higher rates which may be set to go higher and stay there for longer. Regardless of what the rest of the year brings we believe the Princeton Adaptive Premium Fund has the potential to post positive performance in difficult or calm market environments.

Please do not hesitate to contact the Fund’s Management if you should have any questions, comments or concerns. They can be reached at (888) 868-9501 or at info@princetonfundadvisors.com.

Very Truly Yours,

Princeton Fund Advisors

www.PrincetonAdaptivePremiumFund.com	1.888.868.9501

Investors should carefully consider the investment objective, risks, charges and expenses of the Princeton Adaptive Premium Fund. This and other information is contained in the prospectus and should be read carefully before investing. For a prospectus please call the Princeton Premium Fund at 1-888-868-9501. The Fund is distributed by Northern Lights Distributors, LLC, member FINRA/SIPC. Northern Lights Distributors, LLC and Princeton Fund Advisors, LLC are not affiliated.

IMPORTANT RISKS AND DISCLOSURES:

This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk and to change. The views in this report were those of the Fund’s adviser as November 30, 2017 and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

Mutual funds involve risk, including possible loss of principal.

There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. The value of the Fund’s investments in fixed income securities will fluctuate with changes in interest rates. Options involve risks possibly greater than the risks associated with investing directly in securities. There is no guarantee that the sub-adviser’s options strategy will be effective or that suitable transactions will be available.

The Fund uses options to increase the Fund’s combined long and short exposure which creates leverage, which can magnify the Fund’s potential for gain or loss. The Fund expects its premium collection options strategy to be market neutral and therefore the Fund does not expect to participate fully in positive markets which may not generate positive returns as intended. Liquidity risk may prevent the Fund from selling illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

As a non- diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. Dramatic or abrupt volatility within the market would negatively impact the Fund’s premium collection options strategy. The Fund’s return may not match the return of the S&P 500 Index because it is not investing the equity securities that comprise such index. The Fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities.

Definitions:

A Call or Put Option is an agreement that gives an investor the right, but not the obligation, to buy or sell (respectively) a stock, bond, commodity or other instrument at a specified price within a specific time period.

The Strike Price of an option refers to the price at which a call or put option can be exercised (put into effect).

The Expiration Date of an option refers to the last day that the option is valid.

The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Total Return version of the index is shown.

The Cboe Volatility Index (VIX Index) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

1728-NLD-06162023

www.PrincetonAdaptivePremiumFund.com	1.888.868.9501

Princeton Adaptive Premium Fund

PORTFOLIO REVIEW (Unaudited)

April 30, 2023

The Fund’s performance figures* for the period ended April 30, 2023, as compared to its benchmarks:

Since Inception** -
April 30, 2023
Princeton Adaptive Premium Fund Class A	2.44%
Princeton Adaptive Premium Fund Class A with load	(3.45)%
Princeton Adaptive Premium Fund Class I	2.65%
S&P 500 Total Return Index	14.04%
Bloomberg U.S. Aggregate Bond Index	4.48%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment fluctuates so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than one year are annualized. The Fund’s return would have been lower had the advisor not waived fees and reimbursed expenses. The Fund’s total annual operating expenses before any fee waiver are 2.48% for Class A shares and 2.23% for Class I shares per the June 29, 2022 prospectus. After fee waivers, the Fund’s total annual operating expenses are 2.00% for Class A and 1.75% for Class I shares. For performance information current to the most recent month-end, please call toll-free 1-888-868-9501.

**	Inception date for the Fund is September 23, 2022.

The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. Investors may not invest in the index directly.

The Bloomberg U.S. Aggregate Bond Index is commonly used as a benchmark by both passive and active investors to measure portfolio performance relative to the U.S. dollar-denominated investment grade fixed-rate taxable bond market. It is also an informational measure of broad market returns commonly applied to fixed income instruments. Investors may not invest in the index directly.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class as of April 30, 2023	% of Net Assets
U.S. Government & Agencies	70.1%
Short Term Investment	26.3%
Call Options Purchased	0.1%
Put Options Purchased ***	0.0%
Other Assets In Excess Of Liabilities ****	3.5%
100.0%

Please refer to the Schedule of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

***	Represents less than 0.1%.

****	Includes derivative exposure.

PRINCETON ADAPTIVE PREMIUM FUND
SCHEDULE OF INVESTMENTS
April 30, 2023

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 70.1%
	U.S. TREASURY BILLS — 70.1%
20,000	United States Treasury Bill(a)(f)	0.0000	05/04/23	$19,993
20,000	United States Treasury Bill(a)(f)	0.0000	05/09/23	19,982
20,000	United States Treasury Bill(a)(f)	0.0000	05/11/23	19,977
115,000	United States Treasury Bill(a)(f)	0.0000	05/16/23	114,799
150,000	United States Treasury Bill(a)(f)	0.0000	05/18/23	149,693
170,000	United States Treasury Bill(a)(f)	0.0000	05/23/23	169,570
170,000	United States Treasury Bill(a)(f)	0.0000	05/25/23	169,521
185,000	United States Treasury Bill(a)(f)	0.0000	05/30/23	184,396
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $847,827)			847,931

Shares		Fair Value
	SHORT-TERM INVESTMENT — 26.3%
	MONEY MARKET FUND - 26.3%
318,308	Dreyfus Government Cash Management, Class I, 4.76% (Cost $318,308)(b)(f)	318,308

Contracts(c)		Broker/Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
	INDEX OPTIONS PURCHASED - 0.1%
	CALL OPTIONS PURCHASED - 0.1%
10	Chicago Board Options Exchange VIX	IB	05/10/2023	$18	$18,000	$780
	TOTAL CALL OPTIONS PURCHASED (Cost - $1,456)

	PUT OPTIONS PURCHASED - 0.0%(d)
22	S&P 500 INDEX	IB	05/05/2023	$3,480	$7,656,000	$495
5	S&P 500 INDEX	IB	05/05/2023	3,600	1,800,000	150
	TOTAL PUT OPTIONS PURCHASED (Cost - $1,002)					645

	TOTAL INDEX OPTIONS PURCHASED (Cost - $2,458)					1,425

	TOTAL INVESTMENTS - 96.5% (Cost $1,168,593)					$1,167,664
	CALL OPTIONS WRITTEN - 0.0%(e) (Proceeds - $327)					(160)
	PUT OPTIONS WRITTEN - (0.1)% (Proceeds - $1,288)					(793)
	OTHER ASSETS IN EXCESS OF LIABILITIES - 3.6%					43,289
	NET ASSETS - 100.0%					$1,210,000

See accompanying notes to financial statements.

PRINCETON ADAPTIVE PREMIUM FUND
SCHEDULE OF INVESTMENTS (Continued)
April 30, 2023

Contracts(c)		Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
	WRITTEN INDEX OPTIONS - (0.1)%
	CALL OPTIONS WRITTEN – (0.0)%(e)
10	Chicago Board Options Exchange VIX	IB	05/10/2023	$27	$27,000	$160
	TOTAL CALL OPTIONS WRITTEN (Proceeds - $327)

	PUT OPTIONS WRITTEN - (0.1)%
22	S&P 500 INDEX	IB	05/05/2023	$3,580	$7,876,000	$605
5	S&P 500 INDEX	IB	05/05/2023	3,700	1,850,000	188
	TOTAL PUT OPTIONS WRITTEN (Proceeds - $1,288)					793

	TOTAL INDEX OPTIONS WRITTEN (Proceeds - $1,615)					$953

IB Interactive Brokers

(a)	Zero coupon bond.

(b)	Rate disclosed is the seven day effective yield as of April 30, 2023.

(c)	Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

(d)	Percentage rounds to less than 0.1%.

(e)	Percentage rounds to greater than (0.1)%.

(f)	All or a portion of these investments are segregated as collateral for option contracts. The amount of pledged securities collateral amounted to $1,097,916.

See accompanying notes to financial statements.

Princeton Adaptive Premium Fund
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2023

ASSETS
Investment securities:
At cost	$1,168,593
At fair value	$1,167,664
Due from advisor	51,163
Due from broker	2,354
Interest receivable	640
Prepaid expenses and other assets	22,322
TOTAL ASSETS	1,244,143

LIABILITIES
Payable to related parties	10,333
Options written, at fair value (proceeds received $1,615)	953
Accrued expenses and other liabilities	22,857
TOTAL LIABILITIES	34,143
NET ASSETS	$1,210,000

Net Assets Consist Of:
Paid in capital	$1,206,230
Accumulated earnings	3,770
NET ASSETS	$1,210,000

Net Asset Value Per Share:
Class A Shares:
Net Assets	$103
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	10
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$10.08	(b)
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%) (a)	$10.69

Class I Shares:
Net Assets	$1,209,897
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	119,814
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$10.10

(a)	On investments of $25,000 or more, the offering price is reduced.

(b)	NAV may not recalculate due to rounding of shares.

See accompanying notes to financial statements.

Princeton Adaptive Premium Fund
STATEMENT OF OPERATIONS
For the Period Ended April 30, 2023 *

INVESTMENT INCOME
Interest	$6,142
TOTAL INVESTMENT INCOME	6,142

EXPENSES
Investment advisory fees	2,385
Registration fees	22,977
Legal fees	21,378
Accounting services fees	20,689
Audit and tax fees	19,730
Administrative services fees	16,400
Printing and postage expenses	11,572
Trustees fees and expenses	5,900
Compliance officer fees	5,100
Custodian fees	3,560
Transfer agent fees	2,830
Broker fees	1,419
Insurance expense	291
Other expenses	8,628
TOTAL EXPENSES	142,859
Less: Fees waived/reimbursed	(139,002)
NET EXPENSES	3,857

NET INVESTMENT INCOME	2,285

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investments	(19,028)
Options Written	23,638
4,610
Net change in unrealized appreciation (depreciation) on:
Investments	(929)
Options Written	662
(267)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	4,343
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,628

*	The Princeton Adaptive Premium Fund commenced operations on September 23, 2022.

See accompanying notes to financial statements.

Princeton Adaptive Premium Fund
STATEMENTS OF CHANGES IN NET ASSETS

Period Ended
April 30, 2023 *
FROM OPERATIONS
Net investment income	$2,285
Net realized gain from investments and options written	4,610
Net change in unrealized depreciation of investments and options written	(267)
Net increase in net assets resulting from operations	6,628

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid:
Class A	(2)
Class I	(2,856)
Net decrease in net assets from distributions to shareholders	(2,858)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	100
Class I	1,303,970
Net asset value of shares issued in reinvestment of distributions:
Class A	2
Class I	2,242
Payments for shares redeemed:
Class I	(100,084)
Net increase in net assets from shares of beneficial interest	1,206,230

TOTAL INCREASE IN NET ASSETS	1,210,000

NET ASSETS
Beginning of Period	—
End of Period	$1,210,000

SHARE ACTIVITY
Class A:
Shares Sold	10
Shares Reinvested	— **
Net increase in shares of beneficial interest outstanding	10

Class I:
Shares Sold	129,499
Shares Reinvested	224
Shares Redeemed	(9,909)
Net increase in shares of beneficial interest outstanding	119,814

*	The Princeton Adaptive Premium Fund commenced operations on September 23, 2022.

**	Amount rounds to less than one share.

See accompanying notes to financial statements.

Princeton Adaptive Premium Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A		Class I
	Period Ended		Period Ended
	April 30, 2023 (1)		April 30, 2023 (1)
Net asset value, beginning of period	$10.00		$10.00
Activity from investment operations:
Net investment income (2)	0.06		0.09
Net realized and unrealized gain on investments and options written	0.18		0.17
Total from investment operations	0.24		0.26
Less distributions from:
Net investment income	(0.11)		(0.11)
Net realized gains	(0.05)		(0.05)
Total distributions	(0.16)		(0.16)
Net asset value, end of period	$10.08		$10.10
Total return (3)	2.44	% (6)	2.65	% (6)
Net assets, at end of period (000s)	$10	(8)	$1,210
Ratio of gross expenses to average net assets (4)(5)	88.13	% (7)	87.88	% (7)
Ratio of net expenses to average net assets (5)	2.62	% (7)	2.37	% (7)
Ratio of net investment income to average net assets (5)	1.15%		1.41%
Portfolio Turnover Rate	0	% (6)	0	% (6)

(1)	The Princeton Adaptive Premium Fund Class A and Class I shares commenced operations on September 23, 2022.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown assume changes in share price and reinvestment of dividends and capital gain distributions. Had the Advisor not waived a portion of its fees, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(5)	Annualized for periods less than one full year.

(6)	Not annualized.

(7)	Includes 0.87% for the period ended April 30, 2023 attributed to margin expense on short sales, which are not subject to waiver by the Advisor.

(8)	Actual net assets, not truncated.

See accompanying notes to financial statements.

Princeton Adaptive Premium Fund
NOTES TO FINANCIAL STATEMENTS
April 30, 2023

1. ORGANIZATION

The Princeton Adaptive Premium Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The investment objective of the Fund is to seek capital appreciation and income. The Fund commenced operations on September 23, 2022.

The Fund currently offers Class A and Class I shares. Class I shares are offered at net asset value (“NAV”). Class A shares are offered at NAV plus a maximum sales charge of 5.75%, which may be waived at Princeton Fund Advisors, LLC, (the “Advisor”) discretion. Class C shares are not available for purchase. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update (“ASU”) 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be at amortized cost, which approximately fair value.

Princeton Adaptive Premium Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2023

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has designated execution of these procedures to the Advisor as its valuation designee (the “Valuation Designee”). The Board may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, which approval shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

Fair Valuation Process – The applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its NAV. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine, the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Options Transactions – When the Fund writes a call or put option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires

Princeton Adaptive Premium Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2023

on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. When the Fund purchases or sells an option, an amount equal to the premium paid or received by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. The Fund utilizes a premium collection strategy involving sale or purchase of put options on the S&P 500 Index and investing in fixed income securities. Under normal market conditions, the adviser intends to allocate between 30% to 100% of the Fund’s net assets to the premium collection strategy at any given time. The Advisor utilizes quantitative models that allow it to determine what it believes is the probability of certain put options expiring worthless; the sale of a put option is typically done at a price that the adviser believes have a 99.5% or greater probability of the puts sold expiring worthless. These models utilize a formula to calculate probabilities by utilizing market data such as real and/or implied volatility as measured by the CBOE Volatility Index (“VIX”), time to expiration for the option contracts, and the current value of the S&P 500 Index to determine the probability an option will expire worthless. The trades for the Fund are put spreads because an offsetting position is taken for each option contract. Accordingly, the potential risk of the Fund’s put option positions is well defined. It is desirable that the underlying index remains in a relatively narrow trading range from the time the Fund opens the position until the options expire. The adviser will seek to further mitigate risk and maximize Fund profits by continuing its proprietary quantitative analysis and monitoring the trade during the term of the contracts; and may close a trade early if it determines 1) the probability of the put or call option expiring worthless declines below a defined probability level (typically 85% or higher), 2) it determines it can close the trade for minimum cost, or 3) it can close the trade early and achieve the target profit objective for such trade. The value of the derivative instruments outstanding as of April 30, 2023, as disclosed in the Schedule of Investments, and the amount of unrealized gains and losses on derivative instruments during the year as disclosed below serve as an indicator of the volume of derivative activity for the Fund.

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations

The derivative instruments outstanding, as of April 30, 2023, as disclosed in the Portfolio of Investments and Statement of Assets and Liabilities, and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period, as disclosed in the Statement of Operations, serve as indicators of the volume of derivative activity for the Fund.

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities for the period ended April 30, 2023:

Derivative	Risk Type	Statement of Assets and Liabilities	Fair Value
Options purchased	Equity	Investment securities: at fair value	$1,425
Options written	Equity	Options written, at fair value	953

Princeton Adaptive Premium Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2023

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the period ended April 30, 2023:

Derivative Investment Type	Location of Gain/Loss on Derivative
Option purchased	Net realized gain (loss) from Investments
Net change in unrealized appreciation (depreciation) on Investments
Options Written	Net realized gain (loss) from Options Written
Net change in unrealized appreciation (depreciation) on Options Written

The following is a summary of the Fund’s derivative investments activity recognized in the Statement of Operations categorized by primary risk exposure for the period ended April 30, 2023:

		Realized gain
	Primary Risk	(loss) on options	Change in unrealized appreciation
Derivative Investment Type	Exposure	contracts	(depreciation) on options contracts
Options Purchased	Equity	$(19,022)	$(1,033)
Options Written	Equity	23,638	622

There were no offsetting arrangements as of April 30, 2023.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available. Investments valued using NAV as a practical expedient are excluded from the fair value hierarchy.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Princeton Adaptive Premium Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2023

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of April 30, 2023 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
U.S. Government and Agencies	$—	$847,931	$—	$847,931
Call Options Purchased	780	—	—	780
Put Options Purchased	645	—	—	645
Short Term Investment	318,308	—	—	318,308
Total	$319,733	$847,931	$—	$1,167,664
Liabilities *	Level 1	Level 2	Level 3	Total
Call Options Written	$160	$—	$—	$160
Put Options Written	793	—	—	793
Total	$953	$—	$—	$953

The Fund did not hold any Level 3 securities during the period.

*	See Schedule of Investments for industry classification.

In accordance with its investment objectives the Fund may have increased or decreased exposure to one or more of the following risk factors defined below:

Commodity Risk – Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk – Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk – Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security decreases as the dollar appreciates against the currency, while the U.S. dollar value increases as the dollar depreciates against the currency.

Interest Rate Risk – Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates

Princeton Adaptive Premium Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2023

tends to reduce the market value of already issued fixed-income investments, and a decline in general interest rates tends to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Market and Geopolitical Risk - The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, climate change and climate- related events, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund. The novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

Options Risk – Options are subject to changes in the underlying securities or index of securities on which such instruments are based. There is no guarantee that the advisor’s Spread Traded options strategy will be effective or that suitable transactions will be available. The Fund’s Spread Traded option strategy’s profit potential is limited to the net premium received when entering the trades. The potential for loss is an amount equal to the 1) difference between either the strike price of the long put and the strike price of the short put, plus 2) any commissions paid. Maximum loss under the Spread Traded option strategy occurs from the put trade, when the underlying price is less than or equal to the strike price of the short put. A portion of any option premiums may be treated as short-term capital gains and when distributed to shareholders are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account.

Volatility Risk – Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Princeton Adaptive Premium Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2023

Please refer to the Fund’s prospectus for a full listing of risks associated with these investments.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized to the call date. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Allocation of Income, Expenses, Gains and Losses – Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Trading Costs – Trading costs generally consists of brokerage commissions, brokerage fees, clearing fees, exchange and regulatory fees, and transaction and National Futures Association fees. Fees vary by type of contract for each purchase and sale or sale and purchase (round turn) of futures, options on futures, and forward contracts. Commissions are paid on each individual purchase and sale transaction.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes – The Fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s April 30, 2023 year-end tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Ohio and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits may change materially in the next six months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as

Princeton Adaptive Premium Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2023

deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3. INVESTMENT TRANSACTIONS

For the period ended April 30, 2023, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $0 and $0, respectively.

4. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Princeton Fund Advisors, LLC serves as the Fund’s investment Advisor. Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.50% of the Fund’s average daily net assets. For the period ended April 30, 2023, the Fund incurred advisory fees of $2,385 of which $0 is payable at April 30, 2023.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until January 31, 2024, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses); fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; expenses incurred in connection with any merger or reorganization; and extraordinary expenses; such as litigation expenses (which may include indemnification of Fund officers and Trustees), and contractual indemnification of Fund service providers (other than the Advisor) do not exceed 1.75% and 1.50% per annum of the Fund’s average daily net assets for Class A, and Class I shares, respectively (the “Expense Limitation”). For the period ended April 30, 2023 the Advisor waived fees and reimbursed expenses in the amount of $139,002 pursuant to the Waiver Agreement.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's Operating Expenses are subsequently less than the Expense Limitation, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed the Expense Limitation. If Fund Operating

Princeton Adaptive Premium Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2023

Expenses subsequently exceed the Expense Limitation the reimbursements shall be suspended.

The Advisor may seek reimbursement only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

The following amounts are subject to recapture by the Advisor by the following dates:

4/30/2026
$ 139,002

The Trust, with respect to the Fund’s Class A shares, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares, respectively, and is paid to Northern Lights Distributors, LLC (“NLD” or the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. For the period ended April 30, 2023, the Fund’s Class A shares incurred $0 in fees under the Plan.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A and Class I shares. For the period ended April 30, 2023, the Distributor received $0 in underwriting commissions for sales of Class A shares, of which $0 was retained by the principal underwriter or other affiliated broker-dealers.

Ultimus Fund Solutions, LLC (“UFS”) – UFS, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS and NLCS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Princeton Adaptive Premium Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2023

5. DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions paid for the fiscal period ended April 30, 2023 was as follows:

Fiscal Year Ended
April 30, 2023
Ordinary Income	$2,429
Long-Term Capital Gain	429
Return of Capital	—
$2,858

As of April 30, 2023, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Distributable Earnings/
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	(Accumulated Deficit)
$1,546	$2,120	$—	$—	$—	$104	$3,770

The difference between book basis and tax basis undistributed net investment income, accumulated net realized gain, and unrealized depreciation from investments is primarily attributable to the tax deferral of losses on mark-to-market on 1256 option contracts.

6. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a portfolio creates presumption of the control of the portfolio, under section 2(a)(9) of the 1940 Act. As of April 30, 2023, the shareholders listed below held more than 25% of the Fund and may be deemed to control the Fund.

% of Outstanding Shares
National Financial Services LLC	88.3%

7. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

	Gross	Gross
	Unrealized	Unrealized	Net Unrealized
Tax Cost	Appreciation	Depreciation	Appreciation
$1,166,607	$115	$(11)	$104

Princeton Adaptive Premium Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2023

8. UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently invests a significant portion of its assets in the Dreyfus Government Cash Management Class I (“DGCXX”). The Fund may redeem its investment in DGCXX at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so. The Fund’s performance will be directly affected by the performance of DGCXX. The financial statements of DGCXX, including the schedule of investments, can be found on the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of April 30, 2023, the Fund’s investment in DGCXX represented 26.3% of the Fund’s net assets.

9. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust
and the Shareholders of Princeton Adaptive Premium Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Princeton Adaptive Premium Fund (the Fund), including the schedule of investments, as of April 30, 2023, the related statements of operations and changes in net assets for the period from September 23, 2022 (commencement of operations) through April 30, 2023, and the related notes to the financial statements (collectively, the financial statements), and the financial highlights for the period from September 23, 2022 (commencement of operations) through April 30, 2023. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2023, the results of its operations for the period from September 23, 2022 (commencement of operations) through April 30, 2023, the changes in net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023, by correspondence with the custodian and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more Princeton Fund Advisors, LLC investment companies since 2010.

Denver, Colorado

June 29, 2023

Princeton Adaptive Premium Fund
EXPENSE EXAMPLES (Unaudited)
April 30, 2023

As a shareholder of the Princeton Adaptive Premium Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Princeton Premium Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2022 through April 30, 2023.

Actual Expenses

The “Actual” table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” table below provides information about hypothetical account values and hypothetical expenses based on the Princeton Adaptive Premium Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Net Expense Ratio
	Account Value	Account Value	During Period*	During Period **
Actual	11/1/2022	4/30/2023	11/1/22 - 4/30/23	11/1/22 - 4/30/23
Class A	$1,000.00	$1,023.40	$12.07	2.62%
Class I	1,000.00	1,024.50	11.99	2.37%

	Beginning	Ending	Expenses Paid	Net Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period **
(5% return before expenses)	11/1/2022	4/30/2023	11/1/22 - 4/30/23	11/1/22 - 4/30/23
Class A	$1,000.00	$1,012.87	$12.01	2.62%
Class I	1,000.00	1,012.95	11.92	2.37%

*	“Actual” expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365). “Hypothetical” expense information is presented on the basis of the full one-half year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period and is multiplied by 181/365 (to reflect the full half-year period).

**	Annualized.

Princeton Adaptive Premium Fund
SUPPLEMENTAL INFORMATION (Unaudited)
April 30, 2023

The Trustees and the executive officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); Carlyle Tactical Private Credit Fund (since March 2018) and Independent Director OHA CLO Enhanced Equity II Genpar LLP (since June 2021).
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015).
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011).
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	PhD (Accounting), CPA; Professor and Director, Lynn Pippenger School of Accountancy, Muma College of Business, University of South Florida (2019 – present); Professor and Department of Accountancy Chair, Case Western Reserve University (2009-2019); President, American Accounting Association (AAA) commencing August 2022 (President- Elect 2022-2023, President 2023-2024; Past President 2024- 2025). AAA Vice President-Finance (2017-2020); President, Auditing Section of the AAA; Member, AICPA Auditing Standards Board (2009-2012); Academic Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006); Center for Audit Quality research grants (2014, 2012).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

Princeton Adaptive Premium Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
April 30, 2023

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf Born in 1969	President, Principal Executive Officer Since June 2017	Executive Vice President, Head of Fund Administration, and Product; Ultimus Fund Solutions, LLC (since 2020); Vice President of The Ultimus Group, LLC (since 2019); Executive Vice President, Gemini Fund Services, LLC (2019-2020); President, Gemini Fund Services, LLC (2012-2019); Treasurer of the Trust (2006-June 2017).	N/A	N/A
James Colantino Born in 1969	Treasurer, Principal Accounting Officer Since June 2017	Senior Vice President Fund Administration, Ultimus Fund Solutions (since 2020); Senior Vice President Fund Administration, Gemini Fund Services, LLC (2012-2020); Assistant Treasurer of the Trust (2006-June 2017).	N/A	N/A
Stephanie Shearer Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012- February 2017); Associate Director, Ultimus Fund Solutions (since 2022); Manager of Legal Administration, Ultimus Fund Solutions (2020-2022); Manager of Legal Administration, Gemini Fund Services, LLC (2018-2020); Senior Paralegal, Gemini Fund Services, LLC (2013 - 2018).	N/A	N/A
Michael J. Nanosky Born in 1966	Chief Compliance Officer Since January 2021	Chief Compliance Officer, of the Trust (since January 2021); Vice President-Senior Compliance Officer, Ultimus Fund Solutions (since 2020); Vice President, Chief Compliance Officer for Williamsburg Investment Trust (2020-current); Senior Vice President- Chief Compliance Officer, PNC Funds (2014-2019).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of April 30, 2023, the Trust was comprised of 66 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised by the Fund’s Adviser. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s Adviser.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-868-9501.

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888 -868-9501 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

INVESTMENT ADVISOR
Princeton Fund Advisors, LLC
1580 Lincoln Street, Suite 680
Denver, CO 80203

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

PRINCEADAP-A23

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark H. Taylor and Mark Gersten are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl, Mr. Taylor and Mr. Gersten are independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2023 - $16,250

(b)	Audit-Related Fees

2023 - None

(c)	Tax Fees

2023 - $3,750

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2023 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

                                           2023

                      Audit-Related Fees: 0.00%

Tax Fees:               0.00%

All Other Fees:                  0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2023 - $3,750

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i)        Not applicable.

(j)        Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 7/7/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 7/7/23

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/Treasurer

Date 7/7/23